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                                                                   EXHIBIT 10.83

                              KRAMONT REALTY TRUST

                       EXECUTIVE OFFICER STOCK OPTION PLAN

     (FORMERLY THE MONTGOMERY CV TRUST EXECUTIVE OFFICER STOCK OPTION PLAN)

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                               TABLE OF CONTENTS
                                                                                     PAGE
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I.      PURPOSE..................................................................      1

II.     DEFINITIONS..............................................................      1

III.    ADMINISTRATION...........................................................      3

IV.     SHARE AND OTHER LIMITATIONS..............................................      5

V.      ELIGIBILITY..............................................................      7

VI.     STOCK OPTION GRANTS......................................................      7

VII.    NONTRANSFERABILITY OF OPTIONS............................................      9

VIII.   EFFECT OF TERMINATION OF EMPLOYMENT......................................      9

IX.     RIGHTS AS A SHAREHOLDER..................................................      9

X.      TERMINATION, AMENDMENT AND MODIFICATION..................................      9

XI.     UNFUNDED PLAN...........................................................       10

XII.    GENERAL PROVISIONS......................................................       10

XIII.   EFFECTIVE DATE OF PLAN..................................................       13

XIV.    TERM OF THIS PLAN.......................................................       13
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                                      -i-
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                              KRAMONT REALTY TRUST

                       EXECUTIVE OFFICER STOCK OPTION PLAN

I.       PURPOSE

                  THE PURPOSE OF THIS EXECUTIVE OFFICER STOCK OPTION PLAN (THE "PLAN") IS TO ENHANCE THE PROFITABILITY AND VALUE OF KRAMONT REALTY TRUST (THE "COMPANY") BY ENABLING THE COMPANY TO ATTRACT, RETAIN AND MOTIVATE ITS ELIGIBLE EMPLOYEES (AS DEFINED HEREIN) BY GRANTING TO THE ELIGIBLE EMPLOYEE OPTIONS TO PURCHASE COMMON SHARES (AS DEFINED HEREIN). THE PLAN WAS FORMERLY KNOWN AS THE MONTGOMERY CV TRUST EXECUTIVE OFFICER STOCK OPTION PLAN. AS A RESULT OF THE MERGER OF CV REIT, INC. INTO THE COMPANY PURSUANT TO AN AGREEMENT AND PLAN OF REORGANIZATION AND MERGER AMONG KRANZCO REALTY TRUST, KRT TRUST AND CV REIT, INC., DATED AS OF DECEMBER 10, 1999, AS AMENDED (THE "REORGANIZATION AGREEMENT"), THE COMPANY ASSUMED THE MONTGOMERY CV TRUST EXECUTIVE OFFICER STOCK OPTION PLAN.

II.      DEFINITIONS

                  FOR PURPOSES OF THIS PLAN, THE FOLLOWING TERMS WILL HAVE THE FOLLOWING MEANINGS:

                  2.1. "CODE" SHALL MEAN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (OR ANY SUCCESSOR STATUTE).

                  2.2. "COMMITTEE" SHALL MEAN A COMMITTEE OF THE BOARD OF TRUSTEES OF KRAMONT REALTY TRUST (THE "BOARD"), APPOINTED FROM TIME TO TIME BY THE BOARD, WHICH COMMITTEE, UNLESS OTHERWISE DETERMINED BY THE BOARD, SHALL BE INTENDED TO CONSIST OF TWO OR MORE DIRECTORS WHO ARE NON-EMPLOYEE DIRECTORS AS DEFINED IN RULE 16b-3 AND OUTSIDE DIRECTORS AS DEFINED UNDER SECTION 162(m) OF THE CODE. IF FOR ANY REASON THE APPOINTED COMMITTEE DOES NOT MEET THE REQUIREMENTS OF RULE 16b-3 OR SECTION 162(m) OF THE CODE, SUCH NONCOMPLIANCE WITH THE REQUIREMENTS OF RULE 16b-3 OR SECTION 162(m) OF THE CODE SHALL NOT AFFECT THE VALIDITY OF THE GRANTS, INTERPRETATIONS OR OTHER ACTIONS OF THE COMMITTEE. IF AND TO THE EXTENT THAT NO COMMITTEE EXISTS WHICH HAS THE AUTHORITY TO ADMINISTER THIS PLAN THE FUNCTIONS OF THE COMMITTEE SHALL BE EXERCISED BY THE BOARD.

                  2.3. "COMMON SHARES" SHALL MEAN THE COMMON SHARES OF BENEFICIAL INTEREST OF THE COMPANY.

                  2.4. "COMPANY" SHALL MEAN KRAMONT REALTY TRUST, A MARYLAND REAL ESTATE INVESTMENT TRUST.

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                  2.5.     "ELIGIBLE EMPLOYEES" SHALL MEAN THE EMPLOYEES OF THE
COMPANY WHO ARE ELIGIBLE TO BE GRANTED OPTIONS PURSUANT TO ARTICLE V HEREIN.

                  2.6. "EXCHANGE ACT" SHALL MEAN THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  2.7. "FAIR MARKET VALUE" SHALL MEAN, FOR PURPOSES OF THIS PLAN, UNLESS OTHERWISE REQUIRED BY ANY APPLICABLE PROVISION OF THE CODE OR ANY REGULATIONS ISSUED THEREUNDER, AS OF ANY DATE, THE LAST SALES PRICE REPORTED FOR THE COMMON SHARES ON THE APPLICABLE DATE: (i) AS REPORTED BY THE PRINCIPAL NATIONAL SECURITIES EXCHANGE IN THE UNITED STATES ON WHICH IT IS THEN TRADED, OR
(ii) IF NOT TRADED ON ANY SUCH NATIONAL SECURITIES EXCHANGE, AS QUOTED ON AN AUTOMATED QUOTATION SYSTEM SPONSORED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS. IF THE COMMON SHARES ARE NOT READILY TRADABLE ON A NATIONAL SECURITIES EXCHANGE OR ANY SYSTEM SPONSORED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, ITS FAIR MARKET VALUE SHALL BE SET IN GOOD FAITH BY THE COMMITTEE ON THE ADVICE OF A REGISTERED INVESTMENT ADVISER (AS DEFINED UNDER THE INVESTMENT ADVISERS ACT OF 1940). FOR PURPOSES OF THE GRANT OF ANY STOCK OPTION, THE APPLICABLE DATE SHALL BE THE DATE FOR WHICH THE LAST SALES PRICE IS AVAILABLE AT THE TIME OF GRANT.

                  2.8."INCENTIVE STOCK OPTION" SHALL MEAN ANY STOCK OPTION AWARDED UNDER THIS PLAN INTENDED TO BE AND DESIGNATED AS AN "INCENTIVE STOCK OPTION" WITHIN THE MEANING OF SECTION 422 OF THE CODE.

                  2.9. NON-QUALIFIED STOCK OPTION" SHALL MEAN ANY STOCK OPTION AWARDED UNDER THIS PLAN THAT IS NOT AN INCENTIVE STOCK OPTION.

                  2.10. OPTION" OR "STOCK OPTION" SHALL MEAN THE RIGHT TO PURCHASE THE NUMBER OF COMMON SHARES GRANTED IN THE OPTION AGREEMENT AT A PRESCRIBED PURCHASE PRICE ACCORDING TO THE TERMS SPECIFIED IN THIS PLAN AND THE OPTION AGREEMENT.

                  2.11. "PARTICIPANT" SHALL MEAN AN ELIGIBLE EMPLOYEE WHO IS GRANTED AN OPTION UNDER THIS PLAN, WHICH OPTION HAS NOT EXPIRED.

                  2.12. "RULE 16b-3" SHALL MEAN RULE 16b-3 UNDER SECTION 16(b) OF THE EXCHANGE ACT AS THEN IN EFFECT OR ANY SUCCESSOR PROVISIONS.

                  2.13. "SECTION 162(m) OF THE CODE" SHALL MEAN SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                  2.14. "SUBSIDIARY" SHALL MEAN, OTHER THAN THE COMPANY: (i) ANY CORPORATION (OTHER THAN THE COMPANY) IN AN UNBROKEN CHAIN OF CORPORATIONS BEGINNING WITH THE COMPANY WHICH (OTHER THAN THE LAST CORPORATION) OWNS STOCK POSSESSING FIFTY PERCENT (50%) OR MORE OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF STOCK IN ONE OF THE OTHER CORPORATIONS IN SUCH CHAIN, (ii) ANY CORPORATION OR TRADE OR BUSINESS (INCLUDING, WITHOUT LIMITATION, A PARTNERSHIP OR LIMITED LIABILITY COMPANY) WHICH IS CONTROLLED FIFTY
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(50%) OR MORE (WHETHER BY OWNERSHIP OF STOCK, ASSETS OR AN EQUIVALENT OWNERSHIP
INTEREST) BY THE COMPANY OR A SUBSIDIARY, OR (iii) ANY OTHER ENTITY, IN WHICH THE COMPANY OR ANY SUBSIDIARY HAS AN EQUITY OR OTHER OWNERSHIP INTEREST AS DETERMINED BY THE COMMITTEE IN ITS SOLE DISCRETION.

                  2.15. "TEN PERCENT SHAREHOLDER" SHALL MEAN A PERSON OWNING STOCK POSSESSING MORE THAN 10% OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF STOCK OF THE COMPANY OR ANY "PARENT" OR "SUBSIDIARY" CORPORATION WITHIN THE MEANING OF SECTION 422 OF THE CODE.

                  2.16. "TERMINATION OF EMPLOYMENT" SHALL MEAN: (i) A TERMINATION OF SERVICE (FOR REASONS OTHER THAN A MILITARY OR PERSONAL LEAVE OF ABSENCE GRANTED BY THE COMPANY OR A SUBSIDIARY) OF A PARTICIPANT FROM THE COMPANY AND ALL SUBSIDIARIES; OR (ii) WHEN AN ENTITY WHICH IS EMPLOYING A PARTICIPANT CEASES TO BE A SUBSIDIARY, UNLESS THE PARTICIPANT THEREUPON BECOMES EMPLOYED BY THE COMPANY OR ANOTHER SUBSIDIARY.

                  2.17. "TRANSFER" OR "TRANSFERRED" SHALL MEAN TO ANTICIPATE, ALIENATE, ATTACH, SELL, ASSIGN, PLEDGE, ENCUMBER, CHARGE OR OTHERWISE TRANSFER.

III.     ADMINISTRATION

                  3.1. THE COMMITTEE. THIS PLAN SHALL BE ADMINISTERED AND INTERPRETED BY THE COMMITTEE.

                  3.2. STOCK OPTION GRANTS. THE COMMITTEE SHALL HAVE FULL AUTHORITY TO GRANT, PURSUANT TO THE TERMS OF THIS PLAN (INCLUDING ARTICLE VI HEREOF), STOCK OPTIONS TO ELIGIBLE EMPLOYEES. IN PARTICULAR, THE COMMITTEE SHALL HAVE THE AUTHORITY:

                           (a) TO SELECT THE ELIGIBLE EMPLOYEE TO WHOM STOCK OPTIONS MAY FROM TIME TO TIME BE GRANTED HEREUNDER;

                           (b) TO DETERMINE, IN ACCORDANCE WITH THE TERMS OF THIS PLAN, THE NUMBER OF COMMON SHARES TO BE COVERED BY EACH OPTION GRANTED TO AN ELIGIBLE EMPLOYEE HEREUNDER;

                           (c) TO DETERMINE THE TERMS AND CONDITIONS, NOT INCONSISTENT WITH THE TERMS OF THIS PLAN, OF ANY OPTION GRANTED HEREUNDER TO AN ELIGIBLE EMPLOYEE (INCLUDING, BUT NOT LIMITED TO, THE EXERCISE OR PURCHASE PRICE (IF ANY), ANY RESTRICTION OR LIMITATION, ANY VESTING SCHEDULE OR ACCELERATION THEREOF OR ANY FORFEITURE RESTRICTIONS OR WAIVER THEREOF, REGARDING ANY STOCK OPTION, AND THE COMMON SHARES RELATING THERETO, BASED ON SUCH FACTORS, IF ANY, AS THE COMMITTEE SHALL DETERMINE, IN ITS SOLE DISCRETION);

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                           (d)      TO DETERMINE WHETHER AND UNDER WHAT
         CIRCUMSTANCES A STOCK OPTION MAY BE SETTLED IN CASH AND/OR COMMON SHARES UNDER SECTION 6.2(c).

                           (e) TO DETERMINE WHETHER, TO WHAT EXTENT AND UNDER WHAT CIRCUMSTANCES TO PROVIDE LOANS (WHICH MAY BE ON A RECOURSE BASIS AND SHALL BEAR INTEREST AT THE RATE THE COMMITTEE SHALL PROVIDE) TO ELIGIBLE EMPLOYEES IN ORDER TO EXERCISE OPTIONS UNDER THIS PLAN;

                           (f) TO DETERMINE WHETHER TO REQUIRE ELIGIBLE EMPLOYEES, AS A CONDITION OF THE GRANTING OF ANY OPTION, TO NOT SELL OR OTHERWISE DISPOSE OF SHARES ACQUIRED PURSUANT TO THE EXERCISE OF THE OPTION FOR A PERIOD OF TIME AS DETERMINED BY THE COMMITTEE, IN ITS SOLE DISCRETION, FOLLOWING THE DATE OF THE ACQUISITION OF SUCH OPTION; AND

                           (g) TO MODIFY, EXTEND OR RENEW AN OPTION, SUBJECT TO SECTION 6.2(g) HEREIN, PROVIDED, HOWEVER, THAT IF AN OPTION IS MODIFIED, EXTENDED OR RENEWED AND THEREBY DEEMED TO BE THE ISSUANCE OF A NEW OPTION UNDER THE CODE OR THE APPLICABLE ACCOUNTING RULES, THE EXERCISE PRICE OF AN OPTION MAY CONTINUE TO BE THE ORIGINAL EXERCISE PRICE EVEN IF LESS THAN THE FAIR MARKET VALUE OF THE COMMON SHARES AT THE TIME OF SUCH MODIFICATION, EXTENSION OR RENEWAL.

                  3.3. GUIDELINES. SUBJECT TO ARTICLE X HEREOF, THE COMMITTEE SHALL HAVE THE AUTHORITY TO ADOPT, ALTER AND REPEAL SUCH ADMINISTRATIVE RULES, GUIDELINES AND PRACTICES GOVERNING THIS PLAN AND PERFORM ALL ACTS, INCLUDING THE DELEGATION OF ITS ADMINISTRATIVE RESPONSIBILITIES, AS IT SHALL, FROM TIME TO TIME, DEEM ADVISABLE; TO CONSTRUE AND INTERPRET THE TERMS AND PROVISIONS OF THIS PLAN AND ANY OPTION ISSUED UNDER THIS PLAN (AND ANY AGREEMENTS RELATING THERETO); AND TO OTHERWISE SUPERVISE THE ADMINISTRATION OF THIS PLAN. THE COMMITTEE MAY CORRECT ANY DEFECT, SUPPLY ANY OMISSION OR RECONCILE ANY INCONSISTENCY IN THIS PLAN OR IN ANY AGREEMENT RELATING THERETO IN THE MANNER AND TO THE EXTENT IT SHALL DEEM NECESSARY TO CARRY THIS PLAN INTO EFFECT, BUT ONLY TO THE EXTENT ANY SUCH ACTION WOULD BE PERMITTED UNDER THE APPLICABLE PROVISIONS OF BOTH RULE 16B-3 AND SECTION 162(m) OF THE CODE.

                  3.4. DECISIONS FINAL. ANY DECISION, INTERPRETATION OR OTHER ACTION MADE OR TAKEN IN GOOD FAITH BY OR AT THE DIRECTION OF THE COMPANY, THE BOARD OR THE COMMITTEE (OR ANY OF ITS MEMBERS) ARISING OUT OF OR IN CONNECTION WITH THIS PLAN SHALL BE WITHIN THE ABSOLUTE DISCRETION OF THE COMPANY, THE BOARD OR THE COMMITTEE, AS THE CASE MAY BE, AND SHALL BE FINAL, BINDING AND CONCLUSIVE ON THE COMPANY, SUBSIDIARIES AND ALL EMPLOYEES AND PARTICIPANTS AND THEIR RESPECTIVE HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS.

                  3.5. RELIANCE ON COUNSEL. THE COMPANY, THE BOARD AND THE COMMITTEE MAY CONSULT WITH LEGAL COUNSEL, WHO MAY BE COUNSEL FOR THE COMPANY OR OTHER COUNSEL, WITH RESPECT TO ITS OBLIGATIONS OR DUTIES HEREUNDER, OR WITH RESPECT TO ANY ACTION OR PROCEEDING OR ANY QUESTION OF LAW, AND SHALL NOT BE LIABLE WITH RESPECT TO ANY ACTION TAKEN OR OMITTED BY IT IN GOOD FAITH PURSUANT TO THE ADVICE OF SUCH COUNSEL.

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                  3.6.     PROCEDURES. IF THE COMMITTEE IS APPOINTED, THE BOARD
SHALL DESIGNATE ONE OF THE MEMBERS OF THE COMMITTEE AS CHAIRMAN AND THE COMMITTEE SHALL HOLD MEETINGS, SUBJECT TO THE BY-LAWS OF THE COMPANY, AT SUCH TIMES AND PLACES AS THE COMMITTEE SHALL DEEM ADVISABLE. A MAJORITY OF THE COMMITTEE MEMBERS SHALL CONSTITUTE A QUORUM. ALL DETERMINATIONS OF THE COMMITTEE SHALL BE MADE BY A MAJORITY OF ITS MEMBERS. ANY DECISION OR DETERMINATION REDUCED TO WRITING AND SIGNED BY ALL THE COMMITTEE MEMBERS IN ACCORDANCE WITH THE BY-LAWS OF THE COMPANY SHALL BE FULLY AS EFFECTIVE AS IF IT HAD BEEN MADE BY A VOTE AT A MEETING DULY CALLED AND HELD. THE COMMITTEE MAY KEEP MINUTES OF ITS MEETINGS AND MAY MAKE SUCH RULES AND REGULATIONS FOR THE CONDUCT OF ITS BUSINESS AS IT SHALL DEEM ADVISABLE.

                  3.7.     DESIGNATION OF CONSULTANTS/LIABILITY.

                           (a) THE COMMITTEE MAY DESIGNATE EMPLOYEES OF THE COMPANY AND PROFESSIONAL ADVISORS TO ASSIST THE COMMITTEE IN THE ADMINISTRATION OF THIS PLAN AND MAY GRANT AUTHORITY TO EMPLOYEES TO EXECUTE AGREEMENTS OR OTHER DOCUMENTS ON BEHALF OF THE COMMITTEE.

                           (b) THE COMMITTEE MAY EMPLOY SUCH LEGAL COUNSEL, CONSULTANTS AND AGENTS AS IT MAY DEEM DESIRABLE FOR THE ADMINISTRATION OF THIS PLAN AND MAY RELY UPON ANY OPINION RECEIVED FROM ANY SUCH COUNSEL OR CONSULTANT AND ANY COMPUTATION RECEIVED FROM ANY SUCH CONSULTANT OR AGENT. EXPENSES INCURRED BY THE COMMITTEE OR THE BOARD IN THE ENGAGEMENT OF ANY SUCH COUNSEL, CONSULTANT OR AGENT SHALL BE PAID BY THE COMPANY. THE COMMITTEE, ITS MEMBERS AND ANY PERSON DESIGNATED PURSUANT TO SECTION 3.7(a) SHALL NOT BE LIABLE FOR ANY ACTION OR DETERMINATION MADE IN GOOD FAITH WITH RESPECT TO THIS PLAN. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NO OFFICER OR FORMER OFFICER OR TRUSTEE OR FORMER TRUSTEE OR MEMBER OR FORMER MEMBER OF THE COMMITTEE OR OF THE BOARD SHALL BE LIABLE FOR ANY ACTION OR DETERMINATION MADE IN GOOD FAITH WITH RESPECT TO THIS PLAN OR ANY OPTION GRANTED UNDER IT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND TO THE EXTENT NOT COVERED BY INSURANCE, EACH SUCH OFFICER, FORMER OFFICER, TRUSTEE OR FORMER TRUSTEE OR MEMBER OR FORMER MEMBER OF THE COMMITTEE OR OF THE BOARD SHALL BE INDEMNIFIED AND HELD HARMLESS BY THE COMPANY AGAINST ANY COST OR EXPENSE (INCLUDING REASONABLE FEES OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY) OR LIABILITY (INCLUDING ANY SUM PAID IN SETTLEMENT OF A CLAIM WITH THE APPROVAL OF THE COMPANY), AND ADVANCED AMOUNTS NECESSARY TO PAY THE FOREGOING AT THE EARLIEST TIME AND TO THE FULLEST EXTENT PERMITTED, ARISING OUT OF ANY ACT OR OMISSION TO ACT IN CONNECTION WITH THIS PLAN, EXCEPT TO THE EXTENT ARISING OUT OF SUCH OFFICER'S, FORMER OFFICER'S, TRUSTEE'S, FORMER TRUSTEE'S, MEMBER'S OR FORMER MEMBER'S OWN FRAUD OR BAD FAITH. SUCH INDEMNIFICATION SHALL BE IN ADDITION TO ANY RIGHTS OF INDEMNIFICATION THE OFFICERS, TRUSTEES, DIRECTORS OR MEMBERS OR FORMER OFFICERS, TRUSTEES, DIRECTORS OR MEMBERS MAY HAVE UNDER APPLICABLE LAW OR UNDER THE DECLARATION OF TRUST OF THE COMPANY OR BY-LAWS OF THE COMPANY. NOTWITHSTANDING ANYTHING ELSE HEREIN, THIS

                                       5
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         INDEMNIFICATION WILL NOT APPLY TO THE ACTIONS OR DETERMINATIONS MADE BY
         AN INDIVIDUAL WITH REGARD TO OPTIONS GRANTED TO HIM OR HER UNDER THIS PLAN.

IV.      SHARE AND OTHER LIMITATIONS

                  4.1. GENERAL LIMITATION. THE AGGREGATE NUMBER OF COMMON SHARES WHICH MAY BE ISSUED UNDER THIS PLAN SHALL NOT EXCEED 150,000 SHARES WHICH MAY BE EITHER AUTHORIZED AND UNISSUED COMMON SHARES OR COMMON SHARES HELD IN OR ACQUIRED FOR THE TREASURY OF THE COMPANY OR COMMON SHARES HELD BY THE COMPANY.

                  4.2. INDIVIDUAL PARTICIPANT LIMITATION. THE MAXIMUM NUMBER OF COMMON SHARES SUBJECT TO ANY OPTION WHICH MAY BE GRANTED UNDER THIS PLAN DURING ANY FISCAL YEAR OF THE COMPANY TO EACH ELIGIBLE EMPLOYEE SHALL BE 150,000 SHARES.

                  4.3.     CHANGES.

                           (a) THE EXISTENCE OF THIS PLAN AND THE OPTIONS GRANTED HEREUNDER SHALL NOT AFFECT IN ANY WAY ANY RIGHTS OR POWERS OF THE COMPANY, THE BOARD OR THE SHAREHOLDERS OF THE COMPANY TO MAKE OR AUTHORIZE ANY ADJUSTMENT, RECAPITALIZATION, REORGANIZATION OR OTHER CHANGE IN THE COMPANY'S, CAPITAL STRUCTURE OR ITS BUSINESS, ANY MERGER OR CONSOLIDATION OF THE COMPANY, OR SUBSIDIARIES, ANY ISSUE OF BONDS, DEBENTURES, PREFERRED OR PRIOR PREFERENCE STOCK AHEAD OF OR AFFECTING COMMON SHARES, THE AUTHORIZATION OR ISSUANCE OF ADDITIONAL COMMON SHARES, THE DISSOLUTION OR LIQUIDATION OF THE COMPANY OR SUBSIDIARIES, ANY SALE OR TRANSFER OF ALL OR PART OF ITS ASSETS OR BUSINESS OR ANY OTHER CORPORATE ACT OR PROCEEDING.

                           (b) IN THE EVENT OF ANY CHANGE IN THE CAPITAL STRUCTURE OR BUSINESS OF THE COMPANY BY REASON OF ANY STOCK DIVIDEND OR EXTRAORDINARY DIVIDEND, STOCK SPLIT OR REVERSE STOCK SPLIT, RECAPITALIZATION, REORGANIZATION, MERGER, CONSOLIDATION, OR EXCHANGE OF SHARES, DISTRIBUTION WITH RESPECT TO ITS OUTSTANDING COMMON SHARES OR CAPITAL STOCK OTHER THAN COMMON SHARES, RECLASSIFICATION OF ITS CAPITAL STOCK, ANY SALE OR TRANSFER OF ALL OR PART OF THE COMPANY'S ASSETS OR BUSINESS, OR ANY SIMILAR CHANGE AFFECTING THE COMPANY'S CAPITAL STRUCTURE OR BUSINESS AND THE COMMITTEE DETERMINES AN ADJUSTMENT IS APPROPRIATE UNDER THIS PLAN, THEN THE NUMBER AND KIND OF SHARES OR OTHER PROPERTY (INCLUDING CASH) TO BE ISSUED UPON EXERCISE OF AN OUTSTANDING OPTION GRANTED UNDER THIS PLAN AND THE PURCHASE OR EXERCISE PRICE THEREOF SHALL BE APPROPRIATELY ADJUSTED CONSISTENT WITH SUCH CHANGE IN SUCH MANNER AS THE COMMITTEE MAY DEEM EQUITABLE TO PREVENT SUBSTANTIAL DILUTION OR ENLARGEMENT OF THE RIGHTS GRANTED TO, OR AVAILABLE FOR, PARTICIPANTS UNDER THIS PLAN OR AS OTHERWISE NECESSARY TO REFLECT THE CHANGE, AND ANY SUCH ADJUSTMENT DETERMINED BY THE COMMITTEE IN GOOD FAITH SHALL BE BINDING AND CONCLUSIVE ON THE COMPANY, SUBSIDIARIES AND ALL PARTICIPANTS AND EMPLOYEES AND THEIR RESPECTIVE HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS.

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                           (c)      FRACTIONAL COMMON SHARES RESULTING FROM ANY
         ADJUSTMENT IN OPTIONS PURSUANT TO SECTION 4.3(a) OR (b) SHALL BE AGGREGATED UNTIL, AND ELIMINATED AT, THE TIME OF EXERCISE BY ROUNDING-DOWN FOR FRACTIONS LESS THAN ONE-HALF AND ROUNDING-UP FOR FRACTIONS EQUAL TO OR GREATER THAN ONE-HALF. NO CASH SETTLEMENTS SHALL BE MADE WITH RESPECT TO FRACTIONAL SHARES ELIMINATED BY ROUNDING. NOTICE OF ANY ADJUSTMENT SHALL BE GIVEN BY THE COMMITTEE TO EACH PARTICIPANT WHOSE OPTION HAS BEEN ADJUSTED AND SUCH ADJUSTMENT (WHETHER OR NOT SUCH NOTICE IS GIVEN) SHALL BE EFFECTIVE AND BINDING FOR ALL PURPOSES OF THIS PLAN.

                           (d) IN THE EVENT OF A MERGER OR CONSOLIDATION IN WHICH THE COMPANY IS NOT THE SURVIVING ENTITY OR IN THE EVENT OF ANY TRANSACTION THAT RESULTS IN THE ACQUISITION OF ALL OR SUBSTANTIALLY ALL OF THE COMPANY'S OUTSTANDING COMMON SHARES BY A SINGLE PERSON OR ENTITY OR BY A GROUP OF PERSONS AND/OR ENTITIES ACTING IN CONCERT, OR IN THE EVENT OF THE SALE OR TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE COMPANY'S ASSETS (ALL OF THE FOREGOING BEING REFERRED TO AS "ACQUISITION EVENTS"), THEN THE COMMITTEE MAY, IN ITS SOLE DISCRETION, TERMINATE ALL OUTSTANDING OPTIONS OF ELIGIBLE EMPLOYEES, EFFECTIVE AS OF THE DATE OF THE ACQUISITION EVENT, BY DELIVERING NOTICE OF TERMINATION TO EACH SUCH PARTICIPANT AT LEAST 30 DAYS PRIOR TO THE DATE OF CONSUMMATION OF THE ACQUISITION EVENT; PROVIDED, THAT DURING THE PERIOD FROM THE DATE ON WHICH SUCH NOTICE OF TERMINATION IS DELIVERED TO THE CONSUMMATION OF THE ACQUISITION EVENT, EACH SUCH PARTICIPANT SHALL HAVE THE RIGHT TO EXERCISE IN FULL ALL OF HIS OR HER OPTIONS THAT ARE THEN OUTSTANDING (WHETHER VESTED OR NOT VESTED) BUT CONTINGENT ON THE OCCURRENCE OF THE ACQUISITION EVENT, AND, PROVIDED THAT, IF THE ACQUISITION EVENT DOES NOT TAKE PLACE WITHIN A SPECIFIED PERIOD AFTER GIVING SUCH NOTICE FOR ANY REASON WHATSOEVER, THE NOTICE AND EXERCISE SHALL BE NULL AND VOID. IF AN ACQUISITION EVENT OCCURS, TO THE EXTENT THE COMMITTEE DOES NOT TERMINATE THE OUTSTANDING OPTIONS PURSUANT TO THIS SECTION 4.3(d), THEN THE PROVISIONS OF SECTION 4.3(b) SHALL APPLY.

                  4.4. PURCHASE PRICE. NOTWITHSTANDING ANY PROVISION OF THIS PLAN TO THE CONTRARY, IF AUTHORIZED BUT PREVIOUSLY
UNISSUED COMMON SHARES ARE ISSUED UNDER THIS PLAN, SUCH SHARES SHALL NOT BE ISSUED FOR A CONSIDERATION WHICH IS LESS THAN AS PERMITTED UNDER APPLICABLE LAW.

V.       ELIGIBILITY

                  THE CHIEF EXECUTIVE OFFICER OF THE COMPANY AND SUCH OTHER SENIOR EXECUTIVES OF THE COMPANY AS DETERMINED BY THE COMMITTEE ARE ELIGIBLE TO BE GRANTED OPTIONS UNDER THIS PLAN.

VI.      STOCK OPTION GRANTS

                  6.1. GRANT. THE COMMITTEE SHALL HAVE THE AUTHORITY TO GRANT TO ANY ELIGIBLE EMPLOYEE ONE OR MORE INCENTIVE STOCK OPTIONS. TO THE EXTENT AN OPTION DOES NOT

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QUALIFY AS AN INCENTIVE STOCK OPTION (WHETHER BECAUSE OF ITS PROVISIONS OR THE
TIME OR MANNER OF ITS EXERCISE OR OTHERWISE), SUCH OPTION OR THE PORTION THEREOF WHICH DOES NOT QUALIFY, SHALL CONSTITUTE A NON-QUALIFIED STOCK OPTION.

                  6.2. OPTION AGREEMENT. OPTIONS SHALL BE EVIDENCED BY OPTION AGREEMENTS IN SUCH FORM AS THE COMMITTEE SHALL APPROVE FROM TIME TO TIME.

                           (a) EXERCISE PRICE. THE OPTION PRICE PER SHARE PURCHASABLE UNDER AN INCENTIVE STOCK OPTION SHALL BE DETERMINED BY THE COMMITTEE AT THE TIME OF GRANT BUT SHALL NOT BE LESS THAN 100% OF THE FAIR MARKET VALUE OF A COMMON SHARE AT THE TIME OF GRANT; PROVIDED, HOWEVER, IF AN INCENTIVE STOCK OPTION IS GRANTED TO A TEN PERCENT SHAREHOLDER, THE PURCHASE PRICE SHALL BE NO LESS THAN 110% OF THE FAIR MARKET VALUE OF THE COMMON SHARES.

                           (b) PERIOD OF EXERCISABILITY FOR OPTIONS TO PURCHASE SHARES. THE TERM OF EACH STOCK OPTION SHALL BE FIXED BY THE COMMITTEE, BUT NO STOCK OPTION SHALL BE EXERCISABLE MORE THAN TEN (10) YEARS AFTER THE DATE THE OPTION IS GRANTED, PROVIDED, HOWEVER, THE TERM OF AN INCENTIVE STOCK OPTION GRANTED TO A TEN PERCENT SHAREHOLDER MAY NOT EXCEED FIVE (5) YEARS.

                           (c)      METHOD OF EXERCISE. THE OPTION IS
         EXERCISABLE IN INSTALLMENTS AS PROVIDED BELOW, WHICH SHALL BE CUMULATIVE. TO THE EXTENT THAT THE OPTION HAS BECOME EXERCISABLE WITH RESPECT TO A NUMBER OF SHARES GRANTED AS PROVIDED BELOW, THE OPTION MAY THEREAFTER BE EXERCISED, IN WHOLE OR IN PART, AT ANY TIME OR FROM TIME TO TIME PRIOR TO THE EXPIRATION OF THE OPTION AS PROVIDED HEREIN IN ACCORDANCE WITH THIS PLAN, INCLUDING WITHOUT LIMITATION, THE FILING OF SUCH WRITTEN FORM OF EXERCISE NOTICE, IF ANY, AS MAY BE PROMULGATED BY THE COMMITTEE ACCOMPANIED BY THE FULL PAYMENT OF THE EXERCISE PRICE IN SUCH FORM, OR SUCH OTHER ARRANGEMENT FOR THE SATISFACTION OF THE EXERCISE PRICE, AS THE COMMITTEE MAY ACCEPT. IF AND TO THE EXTENT DETERMINED BY THE COMMITTEE IN ITS SOLE DISCRETION AT OR AFTER GRANT, PAYMENT IN FULL OR IN PART MAY BE MADE IN THE FORM OF COMMON SHARES WITHHELD FROM THE SHARES TO BE RECEIVED ON THE EXERCISE OF A STOCK OPTION HEREUNDER OR COMMON SHARES OWNED BY THE PARTICIPANT FOR AT LEAST SIX (6) MONTHS (AND FOR WHICH THE PARTICIPANT HAS GOOD TITLE FREE AND CLEAR OF ANY LIENS AND ENCUMBRANCES AND HAS REPRESENTED THAT HE OR SHE HAS OWNED THE COMMON SHARES FOR AT LEAST SIX (6) MONTHS) BASED ON THE FAIR MARKET VALUE OF THE COMMON SHARES ON THE PAYMENT DATE, AS DETERMINED BY THE COMMITTEE. NO COMMON SHARES WILL BE ISSUED UNTIL PAYMENT THEREFOR, AS PROVIDED HEREIN, HAS BEEN MADE OR PROVIDED FOR.

                           (d) VESTING. SUBJECT TO THE TERMS AND CONDITIONS AND WITHIN THE LIMITATIONS OF THIS PLAN, OPTIONS SHALL BECOME EXERCISABLE AS TO ONE-FIFTH OF THE COMMON SHARES SUBJECT TO THE OPTIONS GRANTED ON EACH OF THE FIRST FIVE (5) ANNIVERSARIES OF THE DATE OF GRANT.

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

                           (e) INCENTIVE STOCK OPTION LIMITATIONS. TO THE EXTENT THAT THE AGGREGATE FAIR MARKET VALUE (DETERMINED AS OF THE TIME OF GRANT) OF THE COMMON SHARES WITH RESPECT TO WHICH INCENTIVE STOCK OPTIONS ARE EXERCISABLE FOR THE FIRST TIME BY AN ELIGIBLE EMPLOYEE DURING ANY CALENDAR YEAR UNDER THIS PLAN AND/OR ANY OTHER STOCK OPTION PLAN OF THE COMPANY OR ANY "SUBSIDIARY" OR "PARENT" CORPORATION (WITHIN THE MEANING OF
                  SECTION 424 OF THE CODE) EXCEEDS $100,000, SUCH OPTIONS SHALL BE TREATED AS OPTIONS WHICH ARE NOT INCENTIVE STOCK OPTIONS.

                           (f) Buy Out and Settlement Provisions. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted (with no obligation on the Participant to accept the offer), based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                           (g) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

                           (h) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee shall deem appropriate.

VII.     NONTRANSFERABILITY OF OPTIONS

                  No Stock Option shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. No Option shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Option shall be void, and no such Option shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Option, nor shall it be subject to attachment or legal process for or against such person.

VIII.    EFFECT OF TERMINATION OF EMPLOYMENT

                  SUBJECT TO THE APPLICABLE PROVISIONS OF THE OPTION AGREEMENT AND THIS PLAN, UPON A PARTICIPANT'S TERMINATION OF EMPLOYMENT FOR ANY REASON THE OPTION IN QUESTION

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

WILL VEST OR BE FORFEITED AND SHALL BE EXERCISABLE IN ACCORDANCE WITH THE TERMS AND CONDITIONS ESTABLISHED BY THE COMMITTEE AT GRANT OR THEREAFTER.

IX.      RIGHTS AS A SHAREHOLDER

                  A PARTICIPANT (OR A PERMITTED TRANSFEREE OF AN OPTION) SHALL HAVE NO RIGHTS AS A SHAREHOLDER WITH RESPECT TO ANY OF THE COMMON SHARES COVERED BY SUCH PARTICIPANT'S OPTION UNTIL SUCH PARTICIPANT (OR PERMITTED TRANSFEREE) SHALL HAVE BECOME THE HOLDER OF RECORD OF SUCH SHARES, AND NO ADJUSTMENTS SHALL BE MADE FOR DIVIDENDS IN CASH OR OTHER PROPERTY OR DISTRIBUTIONS OR OTHER RIGHTS IN RESPECT TO ANY SUCH SHARES, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS PLAN.

X.       TERMINATION, AMENDMENT AND MODIFICATION

                  Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article X), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company in accordance with the laws of the State of Maryland, if and to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or with respect to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of Common Shares that may be issued under this Plan; (ii) change the classification of employees eligible to receive Options under this Plan; (iii) decrease the minimum option price of any Stock Option; or (iv) extend the maximum Option term. In no event may this Plan be amended without the approval of the shareholders of the Company in accordance with the applicable laws of the State of Maryland to increase the aggregate number of Common Shares that may be issued under this Plan (subject to Section 4.3), decrease the minimum option price of any Stock Option, or to make any other amendment that would require shareholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

                  The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent.

XI.      UNFUNDED PLAN

                  THIS PLAN IS INTENDED TO CONSTITUTE AN "UNFUNDED" PLAN FOR INCENTIVE COMPENSATION. WITH RESPECT TO ANY PAYMENTS AS TO WHICH A PARTICIPANT HAS A FIXED AND VESTED INTEREST BUT WHICH ARE NOT YET MADE TO A PARTICIPANT BY THE COMPANY, NOTHING CONTAINED HEREIN SHALL GIVE ANY SUCH PARTICIPANT ANY RIGHTS THAT ARE GREATER THAN THOSE OF A GENERAL CREDITOR OF THE COMPANY.

XII.     GENERAL PROVISIONS

                  12.1. Legend. The Committee may require each person receiving shares pursuant to the exercise of an Option under this Plan to represent to and agree in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

                  All certificates for Common Shares delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed or any national securities association system upon whose system the Common Shares are then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  12.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

                  12.3. No Right to Employment. Neither this Plan nor the grant of any Option hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall they be a limitation in any way on the right of the Company or any Subsidiary by which an employee is employed or retained to terminate his or her employment at any time.

                  12.4. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any Common Shares or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

                  The Committee shall permit any such withholding obligation with regard to any Eligible Employee to be satisfied by reducing the number of Common Shares otherwise deliverable or by delivering Common Shares already owned. Any fraction of a Common Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

                  12.5.    Listing and Other Conditions.

                           (a) As long as the Common Shares are listed on a national securities exchange or system sponsored by a national securities association, the issue of any Common Shares pursuant to an Option shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to deliver such shares unless and until such shares are so listed; provided, however, that any delay in the delivery of such shares shall be based solely on a reasonable business decision and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

                           (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Common Shares pursuant to the exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to Common Shares or Options, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                           (c) Upon termination of any period of suspension under this Section 12.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

                  12.6. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland (regardless of the law that might otherwise govern under applicable Maryland principles of conflict of laws).

                  12.7. Construction. Wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where that would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3; however, noncompliance with Section 162(m) of the Code and Rule 16b-3 shall have no impact on the effectiveness of an award under this Plan.

                  12.8. Other Benefits. No Option payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

                  12.9. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Shares pursuant to any Options hereunder.

                  12.10. No Right to Same Benefits. The provisions of Options need not be the same with respect to each Participant, and such Options granted to individual Participants need not be the same in subsequent years.

                  12.11. Death/Disability. The Committee may in its discretion require the transferee of a Participant's Option to supply the Company with written notice of the Participant's death or disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of an Option. The Committee may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

                  12.12. Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving Common Shares are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan thereunder.

                  12.13. Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

XIII.    EFFECTIVE DATE OF PLAN

                  THIS KRAMONT REALTY TRUST EXECUTIVE OFFICER STOCK OPTION PLAN (FORMERLY THE MONTGOMERY CV TRUST EXECUTIVE OFFICER STOCK OPTION PLAN) INITIALLY BECAME EFFECTIVE ON DECEMBER 17, 1997. THIS AMENDED AND RESTATED PLAN IS EFFECTIVE ON JUNE 16, 2000 (DEFINED AS THE EFFECTIVE TIME IN THE REORGANIZATION AGREEMENT).

XIV.     TERM OF THIS PLAN

                  NO OPTION SHALL BE GRANTED PURSUANT TO THIS PLAN ON OR AFTER THE FIFTH ANNIVERSARY OF DECEMBER 17, 1997, BUT OPTIONS GRANTED PRIOR TO SUCH FIFTH ANNIVERSARY MAY EXTEND BEYOND THAT DATE.

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